VONTOBEL FUNDS, INC. (the "Company")
                         1500 FOREST AVENUE, SUITE 223
                           RICHMOND, VIRGINIA 23229
                                 (800) 527-9500

                      VONTOBEL EASTERN EUROPEAN EQUITY FUND




                      SUPPLEMENT DATED SEPTEMBER 14, 2001
                      TO THE PROSPECTUS DATED MAY 1, 2001



This Supplement updates certain information contained in the Prospectus dated May 1, 2001 regarding the Vontobel Eastern European Equity Fund series (the "Fund") of the Company.

1. The fourth paragraph under the section entitled "Investment Adviser" currently found on page 7 of the Prospectus is replaced in its entirety by the following:


Mr. Guenter Faschang, who is a Vice President of the Adviser, is the portfolio manager of the Fund. Mr. Faschang began his career in September 1995 as a registered trader on the floor of the Frankfurt Stock Exchange with Sputz AG and Exco-Bierbaum. In March 1997 he joined Investmentbank Austria, Vienna, as a Central European equity strategist. In January 1998 Mr. Faschang moved to Erste Bank, Vienna, as a Central European equity strategist and sector analyst for Russian oil stocks, with responsibility for organizing the Erste group's Central European research effort. In March 2000 he was appointed manager of Erste-Sparinvest's Danubia Fund. Mr. Faschang recently joined Vontobel Asset Management AG as head of Eastern European equity management and research, and was at the same time appointed a Vice President of Vontobel USA.